Vessels, net	12 Months Ended
Dec. 31, 2025
Vessels, net [Abstract]
Vessels, net
6.	Vessels, net

Newbuilding Vessels’ Delivery and Vessels’ Acquisitions

In July and September 2025, the Company took delivery of the newbuilding vessels H1515 and H1596, renamed “P. Massport” and “P. Tokyo” respectively, and their aggregate cost of $135,617 (Note 5) were transferred to Vessels, net.

Furthermore, on October 7, 2025, the Company signed two Memoranda of Agreement with an unaffiliated third party for the purchase of two 157,286 dwt Suezmax tankers, whose purchase price was $77,775 per vessel. In December 2025 the Company took delivery of the vessels, which were renamed “P. Bel Air” and “P. Beverly Hills”. Additional capitalized costs amounted to $427, representing predelivery expenses.

Vessels’ Disposals
In February 2025, the Company, through its subsidiary Arno Shipping Company Inc., entered into a memorandum of agreement to sell the Aframax tanker vessel “P. Yanbu” to an unrelated party for an aggregate gross price of $39,000. The vessel was delivered to her new owners in March 2025, and the Company received the sale proceeds in accordance with the terms of the contract. For the years ended December 31, 2025, the gain on sale of vessel, net of direct to sale expenses, amounted to $19,456 and is reflected in Gain on vessel’s sale in the accompanying consolidated statement of operations.

The amounts of Vessels, net, in the accompanying consolidated balance sheets are analyzed as follows:

	Vessels’ Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2023	$228,158	$(26,050)	$202,108
- Vessels’ improvements	231	-	231
- Depreciation	-	(12,762)	(12,762)
Balance, December 31, 2024	$228,389	$(38,812)	$189,577
- Vessels’ acquisitions transferred from advances	135,617	-	135,617
- Vessels’ acquisitions	155,977	-	155,977
- Vessel’s disposals	(22,145)	4,652	(17,493)
- Depreciation	-	(13,989)	(13,989)
Balance, December 31, 2025	$497,838	$(48,149)	$449,689